Exhibit 99.1

Instructure Announces Third Quarter 2022 Financial Results

Third Quarter GAAP Revenue of $122.4 Million Grows 14.2% year over year

Third Quarter Loss from Operations of $2.4 Million and Adjusted EBITDA* of $47.6 Million

Salt Lake City, UT (November 1, 2022)—Instructure Holdings, Inc. (Instructure) (NYSE: INST), the makers of the Canvas Learning Management System, today announced financial results for the third quarter ended September 30, 2022.

“Instructure delivered a solid performance in the third quarter, with continued strong top line growth and industry-leading profitability," said Steve Daly, Instructure CEO. "We remain the platform of choice for teaching and learning and will continue to make disciplined investments that position us to win a disproportionate share of the opportunities across international, higher education, K12 and non-traditional learning while maintaining best-in-class profitability.”

Financial Highlights:

●
GAAP Revenue of $122.4 million, an increase of 14.2% year over year
●
Allocated Combined Receipts*, or ACR, of $122.5 million, an increase of 12.8% year over year
●
Operating loss of $2.4 million, or negative 1.9% of revenue, and Non-GAAP operating income* of $46.2 million, or 37.7% of ACR
●
GAAP net loss of $10.1 million, or negative 8.2% of revenue, and Adjusted EBITDA* of $47.6 million, or 38.9% of ACR
●
Cash flow from operations of $179.9 million and Adjusted Unlevered Free Cash Flow* of $187.6 million
●
For the twelve months ended September 30, 2022, cash flow from operations of $118.9 million and Adjusted Unlevered Free Cash Flow* of $147.5 million

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Business and Operating Highlights:

●
Market research firm ListEdTech reported last month that 33% of all K12 districts are now using Canvas, displacing Google Classroom as the share leader in this segment of the market.

●
Wichita Public Schools converted from a 600-student pilot program during the quarter to implement Canvas across the entire school district with a plan already in place to expand the Instructure Learning Platform further once Canvas is live.

●
University of Texas-San Antonio (UT-SA) selected Canvas as its LMS. UT-SA was already using Instructure’s Impact product and after a long evaluation process, decided to migrate to Canvas due to the engaging learning platform and the power of combining Canvas, Studio, Catalog, and Impact.

●
The University of Galway selected the Instructure Learning Platform after a lengthy evaluation process due to its world-class user experience and unrivaled interoperability.

Business Outlook

Based on information as of today, November 1, 2022, the Company is issuing the following financial guidance.

Fourth Quarter Fiscal 2022:

●
Revenue and ACR* are expected to be in the range of $120.7 million to $121.7 million
●
Non-GAAP operating income* is expected to be in the range of $42.5 million to $43.5 million
●
Adjusted EBITDA* is expected to be in the range of $43.8 million to $44.8 million
●
Non-GAAP net income* is expected to be in the range of $36.6 million to $37.6 million

Full Year 2022:

●
Revenue is expected to be in the range of $471.2 million to $472.2 million
●
ACR* is expected to be in the range of $472.1 million to $473.1 million
●
Non-GAAP operating income* is expected to be in the range of $169.9 million to $170.9 million
●
Adjusted EBITDA* is expected to be in the range of $174.8 million to $175.8 million
●
Non-GAAP net income* is expected to be in the range of $155.2 million to $156.2 million
●
Adjusted unlevered free cash flow* is expected to be in the range of $181.5 million to $182.5 million

*ACR, Non-GAAP operating income, Adjusted EBITDA, non-GAAP net income and adjusted unlevered free cash flow are non-GAAP measures. See "Non-GAAP Financial Measures" for a reconciliation of ACR to the most closely comparable GAAP measure. Instructure is unable to provide guidance, or a reconciliation, for operating loss and net loss, the most closely comparable GAAP measures with respect to non-GAAP operating income, Adjusted EBITDA and non-GAAP net income, and net cash provided by operating activities, the most closely comparable measure with respect to adjusted unlevered free cash flow, because Instructure cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation and amortization of acquisition related intangibles. Thus, Instructure is unable to present a quantitative reconciliation of non-GAAP guidance to GAAP guidance because such information is not available.

Conference Call Information

Instructure’s management team will hold a conference call to discuss our third quarter results today, November 1, 2022 at 5:00 p.m. ET. The conference call can be accessed by dialing (888) 330-2384 from the United States and Canada or (240) 789-2701 internationally with conference ID 1348899. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure's website at ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure

Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Platform supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

ACR. We define ACR as the combined receipts of our Company and companies that we have acquired allocated to the period of service delivery. We calculate ACR as the sum of (i) revenue and (ii) the impact of fair value adjustments to acquired unearned revenue related to Thoma Bravo’s acquisition of Instructure (the “Take-Private Transaction”) and the Certica Holdings, LLC (“Certica”), Eesysoft Software International B.V. (which was rebranded to “Impact by Instructure” or “Impact” subsequent to acquisition), and Kimono LLC (which was rebranded to “Elevate Data Sync” subsequent to acquisition) acquisitions where we do not believe such adjustments are reflective of our ongoing operations. Management uses this measure to evaluate organic growth of the business period over period, as if the Company had operated as a single entity and excluding the impact of acquisitions or adjustments due to purchase accounting.

Non-GAAP Operating Income. We define non-GAAP operating income as loss from operations excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions that we do not believe are reflective of our ongoing operations. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions, and restructuring, transaction and sponsor related costs that we do not believe are reflective of our ongoing operations. We believe Non-GAAP net income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Basic non-GAAP net income per common share attributable to common stockholders is computed by dividing non-GAAP net income attributable to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period.

Adjusted EBITDA; Adjusted EBITDA Margin. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, benefit for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by ACR.

Free Cash Flow, Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow. We define free cash flow as net cash provided by operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We define adjusted unlevered free cash flow as unlevered free cash flow adjusted for restructuring, transaction and sponsor related costs paid in cash. We believe free cash flow, unlevered free cash flow and adjusted unlevered free cash flow facilitate period-to-period comparisons of liquidity. We consider free cash flow, unlevered free cash flow and adjusted unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, and amortization of acquisition-related intangibles, that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measures, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Gross Profit; Non-GAAP Gross Profit Margin. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and fair value adjustments to deferred revenue in connection with purchase accounting, that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP Gross Profit Margin is defined as Non-GAAP gross profit divided by ACR.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's financial guidance for the fourth quarter of 2022 and for the full year ending December 31, 2022, the Company's growth, customer demand and application adoption, the Company's research and development efforts and future application releases, and the Company's expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with general global political, macroeconomic, social, health and market conditions, including rising inflation, political instability, terrorist activities or military conflicts, including Russia's invasion of Ukraine; delay in contract decision-making by our customers and prospective customers; risks associated with future stimulus packages approved by the U.S. federal government; failure to continue our recent growth rates; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from the ongoing effects of the COVID-19 pandemic, including learning loss; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	September 30, 2022	December 31, 2021
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$259,161	$164,928
Accounts receivable—net	72,332	51,607
Prepaid expenses	27,624	15,475
Deferred commissions	14,222	11,418
Other current assets	3,015	3,384
Total current assets	376,354	246,812
Property and equipment, net	12,915	10,792
Right-of-use assets	14,537	18,175
Goodwill	1,203,979	1,194,221
Intangible assets, net	540,551	629,746
Noncurrent prepaid expenses	993	1,553
Deferred commissions, net of current portion	18,634	20,105
Deferred tax assets	9,304	6,477
Other assets	5,649	5,901
Total assets	$2,182,916	$2,133,782
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$19,674	$18,324
Accrued liabilities	26,563	28,408
Lease liabilities	6,956	6,666
Long-term debt, current	4,013	2,763
Deferred revenue	308,231	240,936
Total current liabilities	365,437	297,097
Long-term debt, net of current portion	487,490	490,500
Deferred revenue, net of current portion	12,632	14,740
Lease liabilities, net of current portion	18,045	23,678
Deferred tax liabilities	22,614	29,851
Other long-term liabilities	1,890	3,531
Total liabilities	908,108	859,397
Stockholders’ equity:
Accumulated deficit	1,425	1,407
Additional paid-in capital	1,568,562	1,539,638
Accumulated deficit	(295,179)	(266,660)
Total stockholders’ equity	1,274,808	1,274,385
Total liabilities and stockholders’ equity	$2,182,916	$2,133,782

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share data)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
	(unaudited)
Revenue:
Subscription and support	$109,727	$96,163	$316,124	$266,774
Professional services and other	12,702	11,058	34,344	27,994
Total revenue	122,429	107,221	350,468	294,768
Cost of revenue:
Subscription and support	37,005	36,528	108,419	112,575
Professional services and other	7,068	4,939	19,063	15,500
Total cost of revenue	44,073	41,467	127,482	128,075
Gross profit	78,356	65,754	222,986	166,693
Operating expenses:
Sales and marketing	45,737	40,553	134,943	120,858
Research and development	20,596	15,823	56,466	47,191
General and administrative	14,408	14,396	44,277	38,943
Impairment on disposal group	—	—	—	1,218
Total operating expenses	80,741	70,772	235,686	208,210
Loss from operations	(2,385)	(5,018)	(12,700)	(41,517)
Other income (expense):
Interest income	303	—	366	13
Interest expense	(7,173)	(11,251)	(16,337)	(44,178)
Other expense	(3,856)	(1,623)	(6,967)	(2,365)
Total other income (expense), net	(10,726)	(12,874)	(22,938)	(46,530)
Loss before income taxes	(13,111)	(17,892)	(35,638)	(88,047)
Income tax benefit	3,056	4,631	7,119	20,022
Net loss and comprehensive loss	$(10,055)	$(13,261)	$(28,519)	$(68,025)
Net loss per common share, basic and diluted	$(0.07)	$(0.10)	$(0.20)	$(0.52)
Weighted-average common shares used in computing basic and diluted net loss per common share	142,108	136,647	141,536	129,643

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
	(unaudited)
Operating Activities:
Net loss	$(10,055)	$(13,261)	$(28,519)	$(68,025)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	1,088	910	3,145	2,728
Amortization of intangible assets	34,261	33,591	102,195	100,319
Amortization of deferred financing costs	294	740	881	1,958
Impairment on disposal group	—	—	—	1,218
Stock-based compensation	8,699	6,709	24,670	11,532
Deferred income taxes	(4,642)	(4,852)	(10,064)	(20,254)
Other	3,176	160	4,917	1,565
Changes in assets and liabilities:
Accounts receivable, net	94,959	89,213	(20,357)	(7,700)
Prepaid expenses and other assets	10,235	7,050	(10,941)	80
Deferred commissions	(1,529)	(3,221)	(1,333)	(5,596)
Right-of-use assets	1,228	1,172	3,638	7,552
Accounts payable and accrued liabilities	6,736	8,829	(2,395)	8,634
Deferred revenue	37,541	36,412	62,621	80,470
Lease liabilities	(1,856)	(1,696)	(5,343)	(4,746)
Other liabilities	(263)	(573)	(1,641)	(919)
Net cash provided by operating activities	179,872	161,183	121,474	108,816
Investing Activities:
Purchases of property and equipment	(1,564)	(1,193)	(4,979)	(2,800)
Proceeds from sale of property and equipment	5	16	41	40
Proceeds from sale of Bridge	—	—	—	46,018
Business acquisitions, net of cash received	—	(856)	(19,484)	(16,886)
Net cash provided by (used in) investing activities	(1,559)	(2,033)	(24,422)	26,372
Financing Activities:
IPO proceeds, net of offering costs paid of $5,719	—	259,604	—	259,604
Proceeds from issuance of common stock from employee equity plans	3,251	—	7,327	—
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,645)	(1,318)	(3,333)	(1,318)
Distributions to stockholders	—	(7)	—	(930)
Repayments of long-term debt	(1,250)	(256,348)	(2,500)	(307,882)
Term Loan prepayment premium	—	(3,827)	—	(3,827)
Net cash provided by (used in) financing activities	356	(1,896)	1,494	(54,353)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,823)	—	(4,256)	—
Net increase in cash, cash equivalents and restricted cash	175,846	157,254	94,290	80,835
Cash, cash equivalents and restricted cash, beginning of period	87,596	74,534	169,152	150,953
Cash, cash equivalents and restricted cash, end of period	$263,442	$231,788	$263,442	$231,788
Supplemental cash flow disclosure:
Cash paid for taxes	$259	$153	$3,034	$556
Interest paid	$4,184	$10,553	$9,950	$42,302
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$20	$62	$20	$62

RECONCILIATIONS OF NON-GAAP MEASURES TO GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Revenue	$122,429	$107,221	$350,468	$294,768
Fair value adjustments to deferred revenue in connection with purchase accounting	25	1,379	855	8,471
Allocated combined receipts	$122,454	$108,600	$351,323	$303,239

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Loss from operations	$(2,385)	$(5,018)	$(12,700)	$(41,517)
Stock-based compensation	10,060	8,379	28,923	17,722
Restructuring, transaction and sponsor related costs	4,244	2,031	8,102	18,042
Amortization of acquisition-related intangibles	34,260	33,590	102,190	100,312
Fair value adjustments to deferred revenue in connection with purchase accounting	25	1,379	855	8,471
Non-GAAP operating income	$46,204	$40,361	$127,370	$103,030

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net loss	$(10,055)	$(13,261)	$(28,519)	$(68,025)
Interest on outstanding debt and loss on debt extinguishment	7,173	11,247	16,334	44,170
Benefit for taxes	(3,056)	(4,631)	(7,119)	(20,022)
Depreciation	1,087	911	3,145	2,728
Amortization	2	2	5	5
Stock-based compensation	10,060	8,379	28,923	17,722
Restructuring, transaction and sponsor related costs	8,109	3,641	15,152	19,652
Amortization of acquisition-related intangibles	34,260	33,590	102,190	100,312
Fair value adjustments to deferred revenue in connection with purchase accounting	25	1,379	855	8,471
Adjusted EBITDA	$47,605	$41,257	$130,966	$105,013

Adjusted EBITDA margin	38.9%	38.0%	37.3%	34.6%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW, UNLEVERED FREE CASH FLOW & ADJUSTED UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

Net cash provided by operating activities	$179,872	$161,183	$121,474	$108,816
Purchases of property and equipment	(1,564)	(1,193)	(4,979)	(2,800)
Proceeds from disposals of property and equipment	5	16	41	40
Free cash flow	$178,313	$160,006	$116,536	$106,056
Cash paid for interest on outstanding debt	4,184	10,553	9,950	42,302
Cash settled stock-based compensation	1,360	1,651	4,253	6,094
Unlevered free cash flow	$183,857	$172,210	$130,739	$154,452
Restructuring, transaction and sponsor related costs paid in cash	3,756	2,115	11,667	10,201
Adjusted unlevered free cash flow	$187,613	$174,325	$142,406	$164,653

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net loss	$(10,055)	$(13,261)	$(28,519)	$(68,025)
Stock-based compensation	10,060	8,379	28,923	17,722
Amortization of acquisition-related intangibles	34,260	33,590	102,190	100,312
Fair value adjustments to deferred revenue in connection with purchase accounting	25	1,379	855	8,471
Restructuring, transaction and sponsor related costs	8,109	3,641	15,152	19,652
Non-GAAP net income	$42,399	$33,728	$118,601	$78,132
Non-GAAP net income per common share, basic	$0.30	$0.25	$0.84	$0.60
Non-GAAP net income per common share, diluted	$0.29	$0.24	$0.83	$0.60
Weighted average common shares used in computing basic Non-GAAP net income per common share	142,108	136,647	141,536	129,643
Weighted average common shares used in computing diluted Non-GAAP net income per common share	143,781	138,182	143,067	130,166

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Gross profit	$78,356	$65,754	$222,986	$166,693
Stock-based compensation	809	580	2,257	1,262
Restructuring, transaction and sponsor related costs	175	187	288	2,991
Amortization of acquisition-related intangibles	15,885	15,582	47,434	46,412
Fair value adjustments to deferred revenue in connection with purchase accounting	25	1,379	855	8,471
Non-GAAP gross profit	$95,250	$83,482	$273,820	$225,829

GAAP gross margin	64.0%	61.3%	63.6%	56.6%
Non-GAAP gross margin	77.8%	76.9%	77.9%	74.5%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF ACR NORMALIZED FOR BRIDGE DIVESTITURE
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Revenue	$122,429	$107,221	$350,468	$294,768
Bridge revenue - Subscription and support	—	—	—	(3,332)
Bridge revenue - Professional services and other	—	—	—	(330)
Revenue normalized for Bridge divestiture	$122,429	$107,221	$350,468	$291,106
Fair value adjustments to deferred revenue in connection with purchase accounting	25	1,379	855	8,471
Fair value adjustments to Bridge deferred revenue in connection with purchase accounting - Subscription and support	—	—	—	(206)
Fair value adjustments to Bridge deferred revenue in connection with purchase accounting - Professional services and other	—	—	—	(20)
Allocated combined receipts normalized for Bridge divestiture	$122,454	$108,600	$351,323	$299,351

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended September 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$37,005	$(358)	$(141)	$(15,885)	$20,621
Professional services and other	7,068	(451)	(34)	—	6,583
Total cost of revenue	$44,073	$(809)	$(175)	$(15,885)	$27,204

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$36,528	$(257)	$(159)	$(15,582)	$20,530
Professional services and other	4,939	(323)	(28)	—	4,588
Total cost of revenue	$41,467	$(580)	$(187)	$(15,582)	$25,118

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Nine Months Ended September 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$108,419	$(965)	$(159)	$(47,434)	$59,861
Professional services and other	19,063	(1,292)	(129)	—	17,642
Total cost of revenue	$127,482	$(2,257)	$(288)	$(47,434)	$77,503

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Nine Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$112,575	$(652)	$(2,108)	$(46,412)	$63,403
Professional services and other	15,500	(610)	(883)	—	14,007
Total cost of revenue	$128,075	$(1,262)	$(2,991)	$(46,412)	$77,410

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of ACR
Operating expenses:
Sales and marketing	$45,737	$(2,813)	$(412)	$(18,375)	$24,137	37.4%	19.7%
Research and development	20,596	(3,035)	(1,984)	—	15,577	16.8%	12.7%
General and administrative	14,408	(3,403)	(1,673)	—	9,332	11.8%	7.6%
Total operating expenses	$80,741	$(9,251)	$(4,069)	$(18,375)	$49,046	66.0%	40.0%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of ACR
Operating expenses:
Sales and marketing	$40,553	$(2,139)	$(99)	$(18,008)	$20,307	37.8%	18.7%
Research and development	15,823	(2,292)	(226)	—	13,305	14.8%	12.3%
General and administrative	14,396	(3,368)	(1,519)	—	9,509	13.4%	8.8%
Total operating expenses	$70,772	$(7,799)	$(1,844)	$(18,008)	$43,121	66.0%	39.8%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of ACR
Operating expenses:
Sales and marketing	$134,943	$(8,162)	$(802)	$(54,756)	$71,223	38.5%	20.3%
Research and development	56,466	(8,261)	(2,776)	—	45,429	16.1%	12.9%
General and administrative	44,277	(10,243)	(4,236)	—	29,798	12.6%	8.5%
Total operating expenses	$235,686	$(26,666)	$(7,814)	$(54,756)	$146,450	67.2%	41.7%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of ACR
Operating expenses:
Sales and marketing	$120,858	$(4,814)	$(2,551)	$(53,900)	$59,593	41.0%	19.7%
Research and development	47,191	(4,896)	(2,904)	—	39,391	16.0%	13.0%
General and administrative	38,943	(6,750)	(8,378)	—	23,815	13.2%	7.9%
Impairment on disposal group	1,218	—	(1,218)	—	—	0.4%	—
Total operating expenses	$208,210	$(16,460)	$(15,051)	$(53,900)	$122,799	70.6%	40.6%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS GUIDANCE
(in thousands)
(unaudited)
	Three Months Ending December 31, 2022		Full Year Ending December 31, 2022
	LOW	HIGH	LOW	HIGH
Revenue	$120,700	$121,700	$471,200	$472,200
Fair value adjustments to deferred revenue in connection with purchase accounting	—	—	900	900
Allocated combined receipts	$120,700	$121,700	$472,100	$473,100

For More Information:

Media Relations:
Brian Watkins
Corporate Communications
Instructure
(801) 610-9722
brian.watkins@instructure.com

Investor Relations:
April Scee
Managing Director
ICR, Inc.
(917) 497-8992
april.scee@icrinc.com